UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2013

GUWENHUA INTERNATIONAL COMPANY
(Exact name of registrant as specified in its charter)

000-54275
(Commission File No.)

Nevada (State or other jurisdiction of incorporation)	27-3924073 (I.R.S. Employer Identification No.)

G/F, Block 6, King’s Garden
331 San Wei Ha Tsuen
Yuen Long, N.T., Hong Kong
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (626) 581-3335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] [ ] [ ] [ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
Guwenhua International Company

Item 5.01 Changes in Control of Registrant.

On October 3, 2013, there occurred a change in control of Guwenhua International Company. On that date, our former director, Jonathan Chen, resigned, having first appointed Anthony Tsang as our new sole director.  In connection with this change in our board of directors, Anthony Tsang also became the control person of Intellectual Step Global Limited, our majority shareholder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On October 3, 2013, our former director, Jonathan Chen, resigned, having first appointed Anthony Tsang as our new sole director.

Anthony Tsang, 29, our Chief Executive Officer, President, Secretary and Sole Director, Anthony Tsang served as President (China) of CNI Financial Holdings Limited, from November 2011 until his becoming associated with our company.  From November 2007 to November 2011, Mr. Tsang served as CEO of Golding Holding Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Date: November 13, 2013.	GUWENHUA INTERNATIONAL COMPANY By: /s/ ANTHONY TSANG Anthony Tsang President